Exhibit 10.20

FOURTH AMENDMENT, WAIVER AND CONSENT

This Fourth Amendment, Waiver and Consent (“Fourth Consent”) is made and entered into as of May ___, 2016, by and among Accelerated Pharma, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”). Capitalized terms used but not defined herein will have the meanings assigned to them in the Securities Purchase Agreements and Transaction Documents (as defined below). Capitalized terms defined herein shall be incorporated in the Transaction Documents, as appropriate.

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (“Securities Purchase Agreements”) and other Transaction Documents (collectively, “Transaction Documents”) dated as of December 23, 2014, May 8, 2015, June 11, 2015, November 6, 2015, and April 20, 2016; and

WHEREAS, the Transaction Documents were previously amended and certain consents and waivers were granted pursuant to a certain Amendment, Waiver and Consent entered into as of May 8, 2015 and as further amended on November 6, 2015 pursuant to a Second Amendment, Waiver and Consent and as further amended on April 20, 2016 pursuant to a Third Amendment, Waiver and Consent; and

WHEREAS, the Company issued to the Purchasers Secured Convertible Notes (“Notes”) and Warrants (the “Warrants”); and

WHEREAS, the Company wishes to amend the definition of Qualified Offering as it appears in the Securities Purchase Agreements and Transaction Documents; and

WHEREAS, the Company and Purchasers agree to the following amendments, waivers, and consents, which amendments, waivers and consents shall be effective, the approval of a Majority in Interest which shall be binding on all Purchasers (“Effective Date”).

NOW, THEREFORE, the Company and Purchasers hereby agree as follows:

1.          The definition of “Qualified Offering” in Section 1.1 of the Securities Purchase Agreements is deleted and replaced with the following:

““Qualified Offering” means the occurrence of an offering of the Company’s Common Stock which closes in one or more closings in connection with which the Company receives not less than $5,000,000 of gross cash proceeds from the sale of Common Stock on or before November 15, 2016.”

2.          The undersigned represents to the Company that it is the holder of the Notes and Warrants in the amounts set forth on Schedule A hereto, it has not sold, transferred or otherwise assigned any of the Notes and Warrants and it has the authority to enter into and deliver this Consent.

3.          The Company represents that Schedule A hereto identifies all of the holders and sets forth the amounts as of the date herein of all of the securities issued or issuable pursuant to the Securities Purchase Agreements and that the Transaction Documents have not been previously amended nor any waiver of any term thereof granted by any party thereto other than as set forth in the Amendment Waiver and Consent, the Second Amendment, Waiver and Consent, the Third Amendment, Waiver and Consent and this Fourth Consent.

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4.          This Fourth Consent may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. This Fourth Consent may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Fourth Consent shall be enforceable.

5.          This Fourth Consent shall be included in the definition of Transaction Documents as such term is defined in the Securities Purchase Agreements.

6.          Sections 5.4, 5.5, 5.12 and 5.21 of the Securities Purchase Agreements are incorporated herein by reference.

7.          Except as expressly set forth herein, this Fourth Consent shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Purchaser, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Purchaser reserves all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Purchaser may be parties to, at law or otherwise. This Fourth Consent shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be a party to.

(Signatures to follow)

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IN WITNESS WHEREOF, the Company and the undersigned Purchasers have caused this Fourth Consent to be executed as of the date first written above.

ACCELERATED PHARMA, INC.
the “Company”

By:

“PRIOR PURCHASER”

Name of Prior Purchaser: ____________________________________________________________________________

Signature of Authorized Signatory of Prior Purchaser: ______________________________________________________

Name of Authorized Signatory: _______________________________________________________________________

Title of Authorized Signatory: ________________________________________________________________________

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Exhibit A

List of Prior Purchasers

SCHEDULE A

PURCHASERS OF DECEMBER 23, 2014	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
CURBER INTERNATIONAL LTD. William House, 2nd Floor Hibiscus Square, Pond Street P.O. Box 156 Grand Turk Truks and Caicos Island Attn: M. Goldschmid Mgoldshmid48@gmail.com	$400,000.00	27,778
MORRIS FUCHS 1109 East 22nd Street Brooklyn, New York 11210 Email: lenoxxmorris@aol.com	$50,000.00	3,472
NACHUM STEIN 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$100,000.00	6,944
AMERICAN EUROPEAN INSURANCE CO. 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$100,000.00	6,944
HSI PARTNERSHIP 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$50,000.00	3,472
RR INVESTMENT 2012 LP c/o Ken Gliedman Licht Gliedman Investments PC 551 5th Avenue New York, NY 10176	$50,000.00	3,472
TOTALS	$750,000.00

SCHEDULE A (continued)

PURCHASERS OF MAY 8, 2015 AND JUNE 11, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
2004 LEON SCHARF IRREVOCABLE TRUST CORP. 3839 Flatlands Ave., Suite 201 Brooklyn, NY 11234 Attn: Willy Beer Tax ID# 20-665-6152	$100,000.00	50,000
HOCH FAMILY EQUITIES LLC 125-10 Queens Boulevard, Suite 224 Kew Gardens, NY 11415 Attn: Joseph Hoch, Member Tax ID# 263694206	$50,000.00	25,000
RR INVESTMENT 2012 LP 285 Central Park West New York, NY 10024 Attn: Ralph Rieder, Manager Tax ID# 30-0759589	$500,000.00	250,000
API BIO INVESTORS, LLC 7 Glenwood Avenue, Suite 4190 East Orange, NJ 07017 Attn: AJ Ginsburg, Member AJginsburg12@gmail.com Tax ID# 47-3876371	$340,000.00	170,000
ABRAHAM BELSKY 16 Boxwood Lane Lawrence, NY 11559 Fax: 718 313-9880 Tax ID# ###-##-####	$50,000.00	25,000
EDWIN W. COLMAN CHILDREN’S TRUST 50 Adams Gulch Road Ketchum, ID 83340 Attn: Robert S. Colman, Trustee Email: bcolman@colman-partners.com Tax ID# 39-6330570	$100,000.00	50,000
ELI INZLICHT-SPREI 1121 East 21st Street Brooklyn, NY 11210 Fax: 718-859-5717 Tax ID# ###-##-####	$25,000.00	12,500
HARVEY LANG 783 Montgomery Street Brooklyn, NY 11213 Fax: 718-773-1283 Tax ID# ###-##-####	$25,000.00	12,500
ALPHA CAPITAL ANSTALT Lettstrasse 32 9490 Vaduz, Liechtenstein Attn: Konrad Ackermann, Director Fax: 011-423-2323196	$750,000.00	375,000
BRIO CAPITAL MASTER FUND LTD. C/O Brio Management LLC 100 Merrick Road, Suite 401C Rockville Centre, NY 11570-4800 Fax: 646-390-2158 Tax ID# 98-1072321	$110,000.00	55,000
BERNHARD LAZARUS 42 Herbert Samuel St., Apt. 40 Tel Aviv 68018, Israel Email: lazarusb@netvision.net.il Tax ID#: ###-##-####	$50,000.00	25,000
TOTALS	$2,100,000.00	1,050,000

SCHEDULE A (continued)

PURCHASERS OF NOVEMBER 6, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
API BIO INVESTORS, LLC 1 Skyline Terrace Spring Valley, NY 10977 Attn: A.J. Ginsburg, Member Email: AJGinsburg12@gmail.com Tax ID#:	$220,000.00	6,659
MORDECHAI MARC BELSKY 270 Forest Avenue Woodmere, NY 11598 Tel.: (516) 375-6000 Tax ID# ###-##-####	$50,000.00	1,513
KEREN BROCHA 26 Commonwealth Drive Lakewood, NJ 08701 Attn: Chaim Stefansky, Manager Tel.: (718) 362-1634 Tax ID#: 32-0012556	$35,000.00	1,059
CHAIM GROSS 1980 Swarthmore Avenue, Unit 1 Lakewood, NJ 08701 Tel.: (732) 930-9805 Tax ID#: ###-##-####	$30,000.00	908
HOCH FAMILY EQUITIES, LLC 125-10 Queens Boulevard, Suite 224 Kew Gardens, NY 11415 Attn: Ari Hoch, Member Fax: (718) 374-3872 Tax ID# 26-3694206	$100,000.00	3,027
MORRIS FUCHS 1109 East 22nd Street Brooklyn, New York 11210 Email: gcmf47@gmail.com	$50,000.00	1,513
ELI INZLICHT-SPREI 1121 East 21st Street Brooklyn, NY 11210 Fax: 718 859-5717 Tax ID# ###-##-####	$15,000.00	454
TOTALS	$500,000.00	15,133

SCHEDULE A (continued)

PURCHASERS OF APRIL 20, 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	WARRANTS
2004 LEON SCHARF IRREVOCABLE TRUST CORP. 3839 Flatlands Ave., Suite 201 Brooklyn, NY 11234 Attn: Willy Beer Tax ID# 20-665-6152	$100,000.00	2,579
VENTURE CAP GROUP LLC 730 Eastern Parkway Brooklyn, NY 11213	$50,000.00	1,289
NACHUM STEIN 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$40,000.00	1,031
AMERICAN EUROPEAN INSURANCE CO. 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$40,000.00	1,031
HSI PARTNERSHIP 444 Madison Avenue, Suite 501 New York, NY 10022 Email: ns11238193@aol.com	$20,000.00	516
TOTALS	$250,000.00	6,446

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